UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: March 13, 2020

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-24206 (Commission File Number)	23-2234473 (IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices including Zip Code)

Registrant's telephone number, including area code 610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K under the caption “Borrowing under Revolving Credit Facility” is incorporated herein by reference.

Item 8.01.	Other Events.

Borrowing under Revolving Credit Facility

As previously disclosed, Penn National Gaming, Inc. (“Penn National” or the “Company”) is party to a Revolving Credit Facility, the material terms of which are described in the section entitled "Liquidity and Capital Resources–Senior Secured Credit Facilities" in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2020, and incorporated by reference.

As of December 31, 2019, $140.0 million was outstanding under the Revolving Credit Facility. On March 13, 2020, the Company provided notice to the lenders to borrow the remaining available amount of $430 million under the Revolving Credit Facility so that a total of $700 million is currently outstanding (including $30 million in letters of credit). The current interest rate for borrowings under the Revolving Credit Facility is the one month LIBOR rate plus an adjusted spread based on leverage as reflected in the Revolving Credit Facility. The Revolving Credit Facility expires October 19, 2023.

The Company elected to draw down the remaining available funds from the Revolving Credit Facility to ensure it maintains ample financial flexibility in light of the spread of novel coronavirus (COVID-19). The Company notes that it had sufficient liquidity prior to taking this action, it has no meaningful maturities due until 2023, and there are currently no plans to deploy the drawn-down funds.

Other Recent Developments

Penn National maintains strong and longstanding relationships with its regulators, team members, REIT landlords, lenders, suppliers, customers, insurance carriers, and other key stakeholders, all of which places the Company in a strong position to successfully manage disruptions to its business. In addition, Penn National is continually exploring additional ways in which it can offset the temporary impact of COVID-19 to its business, including revisiting maintenance and project capex commitments in order to preserve 2020 liquidity. See Exhibits 99.1 – 99.6 of this Current Report on Form 8-K, which are incorporated herein by reference, for copies of recent Company press releases.

Jay Snowden, President and Chief Executive Officer of Penn National, said, “First and foremost, our thoughts are with all those who have been affected by COVID-19. We are grateful to our local and state governments and healthcare workers around the country for their tireless efforts to combat this outbreak. We are proud to join the fight to help protect the health and welfare of our guests and team members, which is always our paramount concern. Since the coronavirus threat began, we have implemented stringent CDC-recommended protocols throughout our enterprise, including increased daily cleaning regimens at our facilities, maximizing air circulation, cancelling or postponing all concerts and live events, and we’re in the process of temporarily closing down buffets, among other initiatives.

Mr. Snowden continued, “We are confident that we are well-positioned to continue to drive growth and value-creation for our shareholders. As the nation’s largest regional gaming operator with 41 properties in 19 states, Penn National benefits from the broadest and most diversified geographic footprint in the industry, and longstanding partnerships with our REIT landlords. We also have made significant progress executing on our strategy to become the best-in-class omni-channel provider of retail and online gaming and sports betting entertainment,” concluded Mr. Snowden.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” or “anticipates” or the negative or other variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Specifically, forward-looking statements may include, among others, statements concerning: COVID-19, the length of time Penn National’s casinos in certain jurisdictions will be required to remain closed and the impact of these or other potential closures on Penn National and its stakeholders, our expectations of future results of operations and financial condition, including our ability to reduce our debt; our ability to maintain strong relationships with our regulators, team members, landlords, lenders, suppliers, customers, insurance carriers, and other stakeholders; the actions of regulatory, legislative, executive or judicial decisions at the federal, state or local level with regard to our business and the impact of any such actions; and our expectations regarding economic and consumer conditions. As a result, actual results may vary materially from expectations. For more information on the potential factors that could affect the Company’s financial results and business, review the Company’s filings with the SEC, including, but not limited to, its Annual Report on Form 10-K and its Current Reports on Form 8-K. The Company does not intend to update publicly any forward-looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K may not occur.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 13 of Penn National Gaming, Inc.
99.2	Press Release dated March 13 of Penn National Gaming, Inc.
99.3	Press Release dated March 14 of Penn National Gaming, Inc.
99.4	Press Release dated March 14 of Penn National Gaming, Inc.
99.5	Press Release dated March 15 of Penn National Gaming, Inc.
99.6	Press Release dated March 15 of Penn National Gaming, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2020

PENN NATIONAL GAMING, INC.

By:	/s/ Carl Sottosanti
Carl Sottosanti
Executive Vice President, General Counsel and Secretary

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